UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 26, 2022

Date of Report (Date of earliest event reported)

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 West Liberty Street, 12th Floor

Reno, Nevada 89501

(Address of principal executive offices, including zip code)

(775) 328-0100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 26, 2022, Caesars Entertainment, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into a Second Amendment to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of July 20, 2020 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent, the lenders party thereto from time to time and U.S. Bank National Association, as collateral agent for the secured parties under the Credit Agreement.

Prior to the Amendment, any revolving loans under the Credit Agreement denominated in Euros, Sterling or Yen could accrue interest based on the London Interbank Offered Rate (“LIBOR”). Pursuant to the Amendment, LIBOR for revolving loans denominated in such currencies was replaced by (a) in the case of revolving loans denominated in Euros, the euro interbank offered rate administered by the European Money Markets Institute as adjusted for certain statutory reserves, (b) in the case of revolving loans denominated in Sterling, the Sterling Overnight Index Average published by the Bank of England plus an adjustment of 3.26 basis points and (c) in the case of revolving loans denominated in Yen, the Tokyo interbank offered rate administered by the Ippan Shadan Hojin JBA TIBOR Administration as adjusted for certain statutory reserves.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated as of January 26, 2022, by and between Caesars Entertainment, Inc. and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date: January 27, 2022	By:	/s/ Bret Yunker
Bret Yunker
Chief Financial Officer